UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 10, 2004





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




    REPUBLIC OF PANAMA                1-8430                     72-0593134
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(State or other jurisdiction       (Commission)                (IRS Employer
    of incorporation)                File No.)               Identification No.)





  1450 Poydras Street, New Orleans, Louisiana                     70112-6050
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 (Address of principal executive offices)                         (Zip Code)





Registrant's Telephone Number, including Area Code:  (504) 587-5400
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Item 5.    Other Events

           On August 10, 2004 McDermott International, Inc. issued a press release announcing J. Ray McDermott Receives Commitment Letter for a $25 million LC Facility. A copy of the press release is attached as
           Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated by reference.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        McDERMOTT INTERNATIONAL INC.






                               By:     /s/Keith G. Robinson
                                     ---------------------------------
                                        Keith G. Robinson
                                        Corporate Controller





August 10, 2004



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